UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2005

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

At the meeting of our Board of Directors held on January 18, 2005, our Board adopted, subject to stockholder approval at our 2005 annual meeting of stockholders, the Kinder Morgan, Inc. Non-Employee Directors Stock Awards Plan. At our annual meeting of stockholders on May 10, 2005, the plan was approved by our stockholders. As a result, our 1992 Stock Option Plan for Non-Employee Directors, as amended, has terminated and no further grants will be made under it.

Subject to adjustment as provided in the plan, an aggregate of 500,000 shares of our common stock may be issued under the plan through grants of restricted stock or nonqualified stock options. The issuance of the common stock pursuant to the plan has been registered under the Securities Act.

Each of our non-employee directors entered into a restricted stock agreement with us pursuant to which the director received 1,750 restricted shares of our common stock, the restrictions on which will lapse July 18, 2005, the sixth month anniversary of the January 18, 2005 Board of Directors meeting.

A copy of the plan, a form of the restricted stock agreement and a form of the nonqualified stock option agreement that would be used if stock options were granted under the plan are attached as exhibits to this report.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the meeting of our Board of Directors held on January 18, 2005, our Board of Directors approved, subject to stockholder approval at our 2005 annual meeting of stockholders, an amendment to our restated articles of incorporation to increase the number of authorized shares of our common stock, par value $5.00, from 150,000,000 shares to 300,000,000. At our May 10, 2005 annual meeting of stockholders, the above-discussed amendment was approved by our stockholders. As a result of the amendment, the total number of shares of all classes of stock, both common stock and preferred stock, which we have the authority to issue is 302,200,000.

A copy of the certificate of amendment of certificate of restatement of articles of incorporation is attached as an exhibit to this report.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit

Number

Description

3.1

Certificate of Amendment of Certificate of Restatement of Articles of Incorporation of Kinder Morgan, Inc.

10.1

Kinder Morgan, Inc. Non-Employee Directors Stock Awards Plan

10.2

Form of Restricted Stock Agreement

10.3

Form of Nonqualified Stock Option Agreement

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated:  May 13, 2005

By:

/s/ Joseph Listengart

Joseph Listengart

Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Restatement of Articles of Incorporation of Kinder Morgan, Inc.
10.1	Kinder Morgan, Inc. Non-Employee Directors Stock Awards Plan
10.2	Form of Restricted Stock Agreement
10.3	Form of Nonqualified Stock Option Agreement